As filed with the Securities and Exchange Commission on [    ]

Securities Act File No. [                ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

WANGER ADVISORS TRUST

(Exact Name of Registrant as Specified in Charter)

71 S. Wacker, Suite 2500

Chicago, Illinois 60606

Telephone number: 312.634.9200

Ryan C. Larrenaga, Esq. c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, Massachusetts 02210	Stephen Kusmierczak Daniel J. Beckman Columbia Acorn Trust 71 S. Wacker, Suite 2500 Chicago, Illinois 60606	Mary C. Moynihan Perkins Coie LLP 700 13th Street, N.W., Suite 800 Washington, D.C. 20005

(Name and Address of Agents for Service)

TITLE OF SECURITIES BEING REGISTERED:

Shares of Wanger Acorn, a series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on February 10, 2023, pursuant to Rule 488 under the Securities Act of 1933, as amended.

Wanger Advisors Trust

Wanger Select

INFORMATION STATEMENT/PROSPECTUS

[February 10, 2023]

Columbia Wanger Asset Management, LLC (“Columbia Wanger”) and Columbia Management Investment Advisers, LLC (together with Columbia Wanger, the “Investment Managers”) have recommended the reorganization of two mutual funds managed by Columbia Wanger as anticipated in connection with the changes made effective May 1, 2022, to align the principal investment strategies, primary performance benchmarks, portfolio management and advisory fees of Columbia Wanger’s domestic mutual fund strategies (the “Domestic Repositioning”). As part of this initiative, the board of trustees (the “Board”) of Wanger Select (the “Target Fund”) and Wanger Acorn (formerly known as Wanger USA) (the “Acquiring Fund”) approved the Domestic Repositioning and has approved a Proposal to reorganize the Target Fund into the Acquiring Fund. The Target Fund and the Acquiring Fund are each referred to individually as a “Fund” and collectively as the “Funds.” No shareholder approval is required to effect the reorganization of the Target Fund into the Acquiring Fund (a “Reorganization”), which is scheduled to be completed on or about [April 23, 2023].

This is a brief overview of the Reorganization of the Target Fund. We encourage you to read the full text of the enclosed Information Statement/Prospectus to obtain detailed information with respect to the Reorganization for the Target Fund. THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND WITH RESPECT TO THE REORGANIZATION.

Q: What information is included in the Information Statement/Prospectus?

The enclosed Information Statement/Prospectus provides information about the Reorganization of the Target Fund, and information about the shares that you will receive as a result of the Reorganization. Although the Information Statement/Prospectus includes information that you should review and keep for future reference, it is not a solicitation of a proxy from you.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the fund being reorganized will hold shares of the acquiring fund.

Q: Do I need to take any action in connection with the Reorganization?

No. In accordance with the Fund’s Agreement and Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940), the Reorganization may be effected without the approval of shareholders of a Fund. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization of the Fund. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate net asset value (the “NAV”) of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the Target Fund immediately prior to the Reorganization. If you sell your shares or are otherwise no longer a shareholder of the Target Fund as of the closing, this transaction will not impact you.

Q: Which fund is being reorganized?

The Information Statement/Prospectus provides information about the Reorganization of the Target Fund into the Acquiring Fund, as noted in the table below:

Target Fund		Acquiring Fund
Wanger Select	g	Wanger Acorn

Q: Why did the Investment Managers propose the Reorganization?

The Investment Managers proposed the Reorganization as anticipated in connection with the Domestic Repositioning and the changes made effective May 1, 2022, to align the Target Fund’s principal investment strategies, primary performance benchmark, portfolio management and advisory fees with those of the Acquiring Fund, including a significant increase in the normal number of portfolio holdings of the Target Fund, as the Target Fund discontinued its prior practice of investing in a limited number of companies (generally 20-40). Further, the Reorganization of the Target Fund into the Acquiring Fund will enable shareholders of the Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment objective. As noted below, it is expected that following the Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will be the same as or lower than the expenses they currently bear as shareholders of the Target Fund. See “Will there be any changes to my fees and expenses as a result of the Reorganization?” below.

Q: Why did the Board approve the Reorganization?

Among the Board’s considerations in approving the Reorganization were the following: (i) the Reorganization of the Target Fund into the Acquiring Fund will enable shareholders of the Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment objective; (ii) the operating expenses that shareholders of the Target Fund will experience as shareholders of the Acquiring Fund after the Reorganization are expected to, on a net basis, stay the same or decrease; (iii) the historical performance, current and historic asset levels and flows, and portfolio overlap of the Target Fund and Acquiring Fund; (iv) the brokerage transaction costs associated with any portfolio repositioning before and after the closing of the Reorganization; and (v) alternatives to the Reorganization, including liquidation, and the likelihood that the Target Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization. The Board’s considerations in approving the Reorganization are described in more detail in the section of the Information Statement/Prospectus entitled “Section B—Additional Information About the Reorganization—Board Considerations.”

Q: Will the portfolio manager or investment manager of my fund change as a result of the Reorganization?

The Funds have the same investment manager and portfolio managers. The portfolio managers of the Acquiring Fund will continue to manage the Acquiring Fund following the Reorganization. Columbia Wanger will continue to serve as the investment manager to the Acquiring Fund following the Reorganization. Information about the portfolio managers who will manage the Acquiring Fund following the Reorganization is included in the section of the Information Statement/Prospectus entitled “Section C –Additional Information Applicable to the Acquiring Fund.”

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganization?

No. Account-level features and options currently set up with the Target Fund for the Target Fund account will automatically carry over from accounts in the Target Fund to accounts in the Acquiring Fund. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

Q: What are the costs of the Reorganization?

You will not pay any sales charges in connection with the acquisition of shares of the Acquiring Fund issued in the Reorganization. No significant costs are expected to be borne by the Target Fund or the Acquiring Fund in connection with the Reorganization. The Agreement and Plan of Reorganization (the “Agreement”) provides that the Investment Managers will bear all Reorganization-related costs other than brokerage and other portfolio transaction costs, if any, whether or not the Reorganization is consummated.

Q: Will there be any costs associated with portfolio repositioning?

Yes, but they are expected to be minimal, if any, because there is currently [98]% portfolio overlap between the Target Fund and the Acquiring Fund. If the Reorganization had occurred as of June 30, 2022, it is estimated that approximately [0]% of the Target Fund’s investment portfolio would have been sold by the Acquiring Fund and the Acquiring Fund would have borne approximately $[0] in transaction costs. The actual transaction costs will vary based on the degree of portfolio overlap between the Target Fund and its Acquiring Fund at the time of its Reorganization and on market conditions at the time of sale. Actual transaction costs may vary significantly under volatile market conditions. Repositioning costs are described in more detail in the section of the Information Statement/Prospectus entitled “Section A – Reorganization – Synopsis – Comparison of Fees and Expenses – Portfolio Turnover” with respect to the Reorganization.

Q: What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not recognize gain or loss as a direct result of the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization, except that gain or loss may be recognized by the Target Fund with respect to assets as to which unrealized gain or loss is required to be recognized under federal income tax principles at the termination of a taxable year or upon the transfer of such assets regardless of whether such transfer would otherwise be a non-taxable transaction, as described in more detail in the section of the Information Statement/Prospectus entitled “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.” A portion of the portfolio assets of the Target Fund may be sold by the Acquiring Fund following the Reorganization. All such sales will cause the Acquiring Fund to incur transaction costs and may result in a taxable distribution to shareholders. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization.

Q: Will there be any changes to my fees and expenses as a result of the Reorganization?

Yes. It is expected that, following the Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will be the same as or lower than the expenses they currently bear. Any expense savings will be realized only after recoupment of any Reorganization-related costs borne by the Funds. Such costs are limited to brokerage and other portfolio transaction costs and are expected to be minimal. See Information Statement/Prospectus under “Section A – Information on the Reorganization – Synopsis – Comparison of Fees and Expenses.”

Q: Whom should I call if I have questions?

If you have questions about the Reorganization described in the Information Statement/Prospectus, please call Computershare Fund Services, toll free at (866) 963-6125. Shareholders of the Target Fund for which the Reorganization is effected, within 60 days following the completion of its fiscal year or half year, may call (800) 345-6611 to request, at no charge, a copy of the Target Fund’s final report to shareholders for that period.

[February 10, 2023]

Dear Shareholder,

As Co-Presidents of Wanger Select (the “Target Fund”), we are writing to provide important information about the reorganization that will affect your investment in the Target Fund. As previously communicated in a supplement to the Target Fund’s prospectus and statement of additional information, Columbia Wanger Asset Management, LLC (“Columbia Wanger”) and Columbia Management Investment Advisers, LLC (together with Columbia Wanger, the “Investment Managers”) proposed to the board of trustees (the “Board”) of the Target Fund and Wanger Acorn (formerly known as Wanger USA) (the “Acquiring Fund”) a reorganization of the of Target Fund (the “Reorganization”), and the Board unanimously approved the Reorganization.

The enclosed Information Statement/Prospectus provides information about the Reorganization of the Target Fund into the Acquiring Fund, another fund managed by Columbia Wanger. Under the Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund, as indicated below, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The Reorganization is scheduled to close on or about [April 23, 2023].

The table below shows the Target Fund and the Acquiring Fund for the Reorganization:

Target Fund		Acquiring Fund
Wanger Select	g	Wanger Acorn

The Investment Managers proposed the Reorganization as anticipated in connection with the changes made effective May 1, 2022, to align the principal investment strategies, primary performance benchmarks, portfolio management and advisory fees of Columbia Wanger’s domestic mutual fund strategies, as approved by the Board (the “Domestic Repositioning”). The Reorganization of the Target Fund into the Acquiring Fund will enable shareholders of the Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment objective.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization for the Target Fund. We are not asking you for a proxy and you are requested not to send us a proxy.

Please carefully read the enclosed Information Statement/Prospectus, as it discusses the Reorganization in more detail. If you sell your shares or are otherwise no longer a shareholder of the Target Fund as of the closing date, this transaction will not impact you. If you have questions, please call Computershare Fund Services, toll free at (866) 963-6125.

Sincerely,

Stephen Kusmierczak,

Co-President, Wanger Advisors Trust

Daniel J. Beckman,

Co-President, Wanger Advisors Trust

The information contained in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED DECEMBER 20, 2022

Wanger Advisors Trust

Wanger Select

(the “Target Fund”)

INFORMATION STATEMENT/PROSPECTUS

Dated [February 10, 2023]

This document is an information statement for the Target Fund and a prospectus for the Acquiring Fund (as defined below). The mailing address and telephone number of the Target Fund and the Acquiring Fund (each, a “Fund” and collectively, the “Funds”) is c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City MO 64121-9104 and 800-345-6611. The principal offices of the Funds are located at 71 S. Wacker, Suite 2500 Chicago, Illinois 60606. This Information Statement/Prospectus contains information you should know about the reorganization (the “Reorganization”), with respect to the Target Fund, as indicated below. You should read this document carefully and retain it for future reference.

This Information Statement/Prospectus is being mailed on or about [February 10, 2023].

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. In accordance with the Fund’s Agreement and Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940 (the “1940 Act”)), the Reorganization has been approved by the board of trustees of Wanger Advisors Trust and will be effected without the approval of shareholders.

Each of the Funds is a registered open-end management investment company (or a series thereof).

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Information Statement/Prospectus by reference:

•	the Statement of Additional Information of the Acquiring Fund relating to the Reorganization (the “Reorganization SAI”), dated [February 10, 2023];

Wanger Advisors Trust (SEC file nos. 033-83548 and 811-08748)

•	the Prospectus of the Target Fund, dated May 1, 2022, as supplemented to date, which should be retained for future reference;

•	the Statement of Additional Information of the Target Fund, dated May 1, 2022, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Target Fund for the fiscal year ended December 31, 2021; and

•	the unaudited financial statements included in the Semiannual Report to Shareholders of the Target Fund for the fiscal period ended June 30, 2022.

For a free copy of any of the documents listed above and/or to ask questions about this Information Statement/Prospectus, please call Computershare Fund Services, toll free at (866) 963-6125 or go to https://www.proxy-direct.com/MeetingDocuments/33085/WangerSelectFund-InformationStatement.pdf.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Copies of these reports, proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-i-

SECTION A — INFORMATION ON THE REORGANIZATION

The following information describes the reorganization (the “Reorganization”) of Wanger Select (the “Target Fund”) into Wanger Acorn (formerly known as Wanger USA) (the “Acquiring Fund”). The Target Fund and the Acquiring Fund are each referred to individually as a “Fund” and collectively as the “Funds.”

SUMMARY

Columbia Wanger Asset Management, LLC (“Columbia Wanger”) and Columbia Management Investment Advisers, LLC (Columbia Management) (together with Columbia Wanger, the “Investment Managers”) have recommended the reorganization of two mutual funds managed by Columbia Wanger as anticipated in connection with the changes made effective May 1, 2022, to align the principal investment strategies, primary performance benchmarks, portfolio management and advisory fees of Columbia Wanger’s domestic mutual fund strategies (the “Domestic Repositioning”). The board of trustees of the Target Fund and the Acquiring Fund (the “Board”) approved the Domestic Repositioning and as part of the initiative has approved a proposal to reorganize the Target Fund into the Acquiring Fund. The Reorganization is scheduled to close on or about [April 23, 2023].

This Information Statement/Prospectus provides information about the Reorganization of the Target Fund into the Acquiring Fund. The following is a summary of the Reorganization. More complete information appears later in this Information Statement/Prospectus. You should carefully read the entire Information Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How The Reorganization Will Work

•

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund’s assumption of all obligations and liabilities of the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to shareholders of record of its shares the Acquisition Shares received by the Target Fund.

•

The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Target Fund, net of liabilities and any expenses of the Reorganization payable by the Target Fund. Acquisition Shares of the Acquiring Fund will be distributed to the shareholders of the Target Fund in proportion to their holdings of the Target Fund. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

•

The Investment Managers will bear all Reorganization-related costs other than brokerage and other portfolio transaction costs, if any, whether or not the Reorganization is consummated, in accordance with the Agreement. A portion of the portfolio assets of the Target Fund may be sold by the Acquiring Fund after the Reorganization. Any such sales could cause the Acquiring Fund to incur transaction costs and may result in a taxable distribution to shareholders. However, brokerage and portfolio transaction costs are expected to be minimal, if any, as there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund. See the section of the Information Statement/Prospectus entitled “Section A – Information on the Reorganization – Synopsis – Comparison of Fees and Expenses – Portfolio Turnover” with respect to the Reorganization.

•

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not recognize gain or loss as a direct result of the Reorganization and that Target Fund will not recognize gain or loss as a direct result of the Reorganization, except that gain or loss may be recognized by the Target Fund with respect to assets as to which unrealized gain or loss is required to be recognized under federal income tax principles at the termination of a taxable year or upon the transfer of such assets regardless of whether such transfer would otherwise be a non-taxable transaction, as described in more detail in the section of this Information Statement/Prospectus entitled “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.”

•

As part of the Reorganization of the Target Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up with the Target Fund for your Target Fund account will be transferred to your new Acquiring Fund account. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

•

Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in connection with the Reorganization. Sales charges will apply to subsequent purchases unless a sales charge waiver applies.

•	After the Reorganization is completed, Target Fund shareholders will be shareholders of the Acquiring Fund and the Target Fund will be dissolved.

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization, as described in more detail in the section entitled “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of its Reorganization. A portion of the portfolio assets of the Target Fund may be sold by the Acquiring Fund after the Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis of the Acquiring Fund in such assets and the holding period of such assets. Capital gains recognized in all such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to the Reorganization, a shareholder may redeem shares of the Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be currently taxable to the shareholder if those amounts remain in the non-taxable account.

The Target Fund shareholder’s aggregate tax basis in the Acquisition Shares is expected to carry over from the shareholder’s Target Fund shares, and the Target Fund shareholder’s holding period in the Acquisition Shares is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.” For more information regarding repositioning costs, see the section captioned “portfolio turnover” within the synopsis for the Reorganization.

Costs of the Reorganization

No significant costs are expected to be borne by the Target Fund or the Acquiring Fund in connection with the Reorganization, as set forth below. The Agreement provides that the Investment Managers will bear all Reorganization-related costs other than brokerage and other portfolio transaction costs, if any, whether or not the Reorganization is consummated. Brokerage and other portfolio transaction costs are expected to be minimal, if any, as there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund. The Investment Managers are expected to bear approximately $168,000 in Reorganization-related costs. See “Section A – Information on the Reorganization – Synopsis – Comparison of Fees and Expenses.”

SYNOPSIS OF THE REORGANIZATION: COMPARISON OF WANGER SELECT AND WANGER ACORN

Comparison of the Target Fund and the Acquiring Fund

The Target Fund and the Acquiring Fund:

•	Have the same investment objective and investment strategies and substantially similar policies to pursue their investment objective, as discussed in more detail below.

•

Have the same policies for buying and selling shares and the same exchange rights. Please see “Section C – Additional Information Applicable to the Acquiring Funds” for a description of these policies for the Acquiring Fund.

•	Have the same fiscal year end, December 31.

•

Are structured as series of the same open-end management investment company organized as a Massachusetts business trust. Please see Exhibit B to this Information Statement/Prospectus for more information regarding the rights of shareholders.

•	Have the same investment manager – Columbia Wanger.

Comparison of Fees and Expenses

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

The information in the table reflects the fees and expenses for each Fund for the semi annual period ended June 30, 2022 (annualized) and the pro forma projected expenses for the twelve months ended June 30, 2022 for the combined Fund following the Reorganization.

Actual fees and expenses of the combined Fund will be based on the Fund’s asset levels following the Reorganization. The assets of the Funds will vary based on market conditions, redemptions and other factors.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wanger Select (Current)
Management fees(a)	0.74%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(b)	0.33%
Total annual Fund operating expenses(c)	1.07%
Wanger Acorn (Current)
Management fees(a)	0.74%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(b)	0.23%
Total annual Fund operating expenses	0.97%
Wanger Acorn (Pro Forma)
Management fees(a)	0.74%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(b)	0.23%
Total annual Fund operating expenses(d)	0.97%
Less: Fee waivers and/or expense reimbursements(e)	(0.02)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.95%

(a)	Management fees have been restated to reflect the current management fee rate.
(b)	Other expenses have been restated to reflect current fees paid by the Fund.
(c)

Columbia Wanger has contractually agreed, effective May 1, 2022, to waive fees and reimburse certain expenses of the Target Fund, through April 30, 2023, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Target Fund’s investment in other investment companies, if any), do not exceed the annual rate of 0.95%. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger.

(d)

Columbia Wanger has contractually agreed, effective May 1, 2022, to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2023, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rate of 1.09%. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger.

(e)

Columbia Wanger has further contractually agreed, effective upon closing of the Reorganization, to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rate of 0.95%. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Acquiring Fund, assuming completion of the Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include a contractual fee waiver/expense reimbursement arrangement only for the Acquiring Fund (Pro Forma) and only the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Wanger Select (Current)	1 Year	3 Years	5 Years	10 Years
Shares (whether or not redeemed)	$109	$340	$590	$1,306

Wanger Acorn (Current)
Shares (whether or not redeemed)	$99	$309	$536	$1,190

Wanger Acorn (Pro Forma)
Shares (whether or not redeemed)	$97	$305	$532	$1,186

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the expense examples, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Wanger Select	119%
Wanger Acorn	70%

The Target Fund’s and the Acquiring Fund’s portfolio turnover rate for the fiscal year ended December 31, 2022 are expected to increase significantly as a result of the Domestic Repositioning. While much of this activity has already occurred, a portion of the Target Fund’s portfolio assets may be sold by the Acquiring Fund after the Reorganization. If the Reorganization had occurred as of June 30, 2022, it is estimated that approximately [0]% of the Target Fund’s investment portfolio would have been sold. [It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of $[    ] ([    ]% of combined assets). If such sales occurred as of June 30, 2022, the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $[    ] per share.]

These transaction costs represent expenses of the Acquiring Fund that will not be subject to the Acquiring Fund’s expense cap, if any, and will be borne by the Acquiring Fund and indirectly borne by the Acquiring Fund’s shareholders, including the Target Fund’s shareholders following the Reorganization. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary from the information shown.

Comparison of Investment Objectives and Principal Investment Strategies, and Non-Fundamental Investment Policies

The investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are set forth in the table below. Each Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval. There is no assurance that a Fund’s investment objective will be achieved.

The Funds have the same investment objective to seek long-term capital appreciation and they have the same principal investment strategies.

	Wanger Select	Wanger Acorn
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
Principal Investment Strategy	Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the Russell 2500 Growth Index, the Fund’s benchmark, (the Index) at the time of purchase (between $21.5 million and $30 billion as of March 31, 2022). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.	Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the Russell 2500 Growth Index, the Fund’s benchmark, (the Index) at the time of purchase (between $21.5 million and $30 billion as of March 31, 2022). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
Diversification	The Fund is diversified.	The Fund is diversified.
Foreign Investments	The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).	The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).
Pledge Assets	The Fund may not pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures.	The Fund may not pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures.
Short Sales	The Fund may not sell securities short or maintain a short position.	The Fund may not sell securities short or maintain a short position.
Invest for control	The Fund may not invest in companies for the purpose of management or the exercise of control.	The Fund may not invest in companies for the purpose of management or the exercise of control.

Additional Information About the Funds’ Principal Investment Strategies

For both Funds, Columbia Wanger believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies. In pursuit of each Fund’s objective, the portfolio managers take advantage of the research and stock-picking capabilities of Columbia Wanger. Columbia Wanger from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the consumer discretionary, health care, and information technology sectors. Columbia Wanger typically seeks companies with:

•	A strong business franchise that offers growth potential.

•	Products and services in which the company has a competitive advantage.

•	A stock price Columbia Wanger believes is reasonable relative to the assets and earning power of the company.

Columbia Wanger may sell a portfolio holding if the security reaches Columbia Wanger’s price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if Columbia Wanger believes other securities are more attractive. Columbia Wanger also may sell a portfolio holding to fund redemptions.

Comparison of Fundamental Investment Policies

Each Fund has adopted certain fundamental investment restrictions. As described in the section of the Information Statement/Prospectus entitled “Section B – Additional Information About the Reorganization – Board Considerations,” one of the factors considered by the Board in approving the Reorganization was that the fundamental investment restrictions of the Target Fund and Acquiring Fund did not differ materially. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are listed below.

The fundamental investment restrictions cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

	Wanger Select	Wanger Acorn
Issuer diversification

The Fund may not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

With respect to 50% of its total assets, the Fund may not purchase the securities of any issuer (other than cash items and U.S. Government securities and securities of other investment companies) if such purchase would cause the Fund’s holdings of that issuer to exceed more than 5% of the Fund’s total assets.

The Fund may not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

With respect to 75% of the value of the Fund’s total assets, the Fund may not invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations.

Concentrate in any one industry	The Fund may not invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. Government securities).	The Fund may not invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry

	Wanger Select	Wanger Acorn
Loans	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).
Borrow money	The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures.	The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures.
Act as an underwriter	The Fund may not underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale.	The Fund may not underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its net assets at the time of acquisition.
Buy or sell real estate	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

	Wanger Select	Wanger Acorn
Buy or sell commodities	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts.	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.
Margin purchases	The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.	The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.
Issue senior securities	The Fund may not issue any senior security except to the extent permitted under the 1940 Act.	The Fund may not issue any senior security except to the extent permitted under the 1940 Act.

A comparison of the principal risks of investing in the Target Fund and the Acquiring Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

The principal risks associated with investments in the Acquiring Fund and the Target Fund are identical. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Acquiring Fund is subject to the principal risks described in “Section C – Additional Information Applicable to the Acquiring Fund” below. The Target Fund is subject to each of the principal risks of the Acquiring Fund.

The following table provides a comparison of the types of principal investment risks associated with an investment in each Fund:

Principal Investment Risks	Wanger Select	Wanger Acorn
Active Management Risk	X	X
Market Risk	X	X
Small- and Mid-Cap Company Securities Risk	X	X
Issuer Risk	X	X
Growth Securities Risk	X	X
Liquidity and Trading Volume Risk	X	X
Sector Risk	X	X
Consumer Discretionary Sector Risk	X	X
Health Care Sector Risk	X	X
Information Technology Sector Risk	X	X
Foreign Securities Risk	X	X
Emerging Market Securities Risk	X	X
Frequent Trading Risk	X	X

Comparison of Management of the Funds

Columbia Wanger serves as investment manager for each of the Target Fund and Acquiring Fund. Both Funds obtain investment management services from Columbia Wanger according to terms of advisory agreements that are identical. The table below shows the current contractual management fee schedule for each Fund.

Wanger Select and Wanger Acorn
Assets	Fee
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%

Each Fund is governed by the same Board, which is responsible for overseeing the Fund’s policies and activities. For a listing of the members comprising the Funds’ Board, please refer to the Statement of Additional Information for the Funds.

The Funds have the same portfolio management teams. “Section C – Additional Information Applicable to the Acquiring Fund” below describes the professional history of the portfolio managers of the Funds. The Statement of Additional Information of each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance

The following bar charts and tables show some of the risks of investing in the Funds. The bar charts show how each Fund’s performance has varied for each full calendar year shown. The table below the bar chart compares each Fund’s returns for the periods shown with a broad measure of market performance.

The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.

Wanger Select

SHARE PERFORMANCE

(based on calendar years)

Wanger Select’s performance prior to May 1, 2022 reflects returns achieved pursuant to a strategy that included investing in a limited number of companies (generally 20-40). If the Target Fund’s current strategies had been in place for the prior periods, results shown would have been different.

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.52% (2nd Quarter 2020) and the lowest return for a calendar quarter was -22.03% (1st Quarter 2020).

Average Annual Total Returns (for periods ended June 30, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
	02/01/1999
Returns before taxes		-39.92%	1.37%	7.49%

Russell 2500 Growth Index
(reflects no deduction for fees, expenses or taxes)		-31.81%	7.53%	10.88%

Wanger Acorn

SHARE PERFORMANCE

(based on calendar years)

Effective May 1, 2022, Wanger Acorn compares its performance to that of the Russell 2500 Growth Index (the New Index). Prior to this date, the Fund compared its performance to that of the Russell 2000 Growth Index (the Former Index). The Fund changed its primary benchmark in connection with changes to its principal investment strategies that became effective May 1, 2022. The Investment Manager believes that the New Index provides a more appropriate comparison than the Former Index for investors measuring the Fund’s relative performance. Information on the Former Index will be shown for a one-year transition period.

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.59% (2nd Quarter 2020) and the lowest return for a calendar quarter was -27.04% (1st Quarter 2020).

Average Annual Total Returns (for periods ended June 30, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Returns before taxes	05/03/1995	-36.86%	3.61%	8.65%

Russell 2500 Growth Index
(reflects no deductions for fees, expenses or taxes)		-31.81%	7.53%	10.88%

Russell 2000 Growth Index
(reflects no deductions for fees, expenses or taxes)		-33.43%	4.80%	9.30%

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and its related companies – including the Investment Manager, Columbia Management Investment Distributors, Inc. (the “Distributor”) and Columbia Management Investment Services Corp. (the “Transfer Agent”) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. and/or its affiliates. Ask your financial advisor or visit your financial intermediary’s website for more information.

SECTION B — ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

The Board has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Information Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•

The Reorganization is expected to occur in the second quarter of 2023, subject to receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, the Reorganization may happen at any time agreed to by the applicable Target Fund and Acquiring Fund.

•

The Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Target Fund’s obligations and liabilities and will issue Acquisition Shares to the Target Fund. The value of the Target Fund’s assets, as well as the number of Acquisition Shares to be issued to the Target Fund, will be determined in accordance with the Agreement. The Acquisition Shares will have an aggregate net asset value equal to the value of the assets received from the Target Fund, net of liabilities and costs of the Reorganization payable by the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares the Acquisition Shares of the corresponding class received by the Target Fund.

•

As a result, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in the Reorganization.

•

The value of the net assets of the Target Fund and the Acquisition Shares will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the Reorganization.

Conditions to Closing the Reorganization

The completion of the Reorganization is subject to certain conditions described in the Agreement, including among others:

•

The Target Fund shall have declared and paid a dividend or dividends that, together with all previous dividends, shall have the effect of distributing all of the Target investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, to the shareholders of the Target Fund for all taxable periods ending on or before the closing date of the Reorganization, (after reduction for any available capital loss carryforwards and excluding any net capital gains on which the Target Fund paid U.S. federal income tax).

•	The Target Fund and the Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•

The Target Fund and the Acquiring Fund will have received a satisfactory opinion of tax counsel to the effect that, as described in more detail below in the section entitled “U.S. Federal Income Tax Status of the Reorganization,” the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the Acquiring Fund in connection with the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement and Plan of Reorganization

The Agreement and the transactions contemplated by it may be terminated with respect to any Reorganization by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the closing thereof, or by either the Target Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination of the Reorganization, the Investment Manager will bear all costs associated with the Reorganization.

Summary of Shareholder Rights

Each Fund is a series of Wanger Advisors Trust, a Massachusetts business trust, and is governed by the same Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws. Accordingly, shareholder rights are identical in all respects. See Exhibit B hereto for a complete description of the Declaration of Trust and Bylaws of the Funds.

U.S. Federal Income Tax Status of the Reorganization

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Target Fund and Acquiring Fund will receive an opinion from Perkins Coie, LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with respect to the Reorganization, for U.S. federal income tax purposes:

•

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquisition Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code, with respect to the Reorganization.

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

•

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquisition Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

•	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquisition Shares.

•

The aggregate basis of the Acquisition Shares received by the Target Fund shareholder pursuant to the Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•

The holding period of the Acquisition Shares received by the Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

•

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

•	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (a) the effect of the Reorganization on the Target Fund, an Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (b) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private letter ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, and are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization were consummated but the IRS or the courts determine that the Reorganization did not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received. Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of the Target Fund may be sold by the Acquiring Fund after the Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets as well as holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Reorganization will end the tax year of the Target Fund, and potentially will accelerate any distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid U.S. federal income tax), if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable to shareholders for U.S. federal income tax purposes, and such distributions by the Target Fund will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of its Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Acquiring Fund after the Reorganization to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay U.S. federal income tax sooner, or pay more U.S. federal income tax, than they would have had the Reorganization not occurred.

In addition, shareholders of the Target Fund will in each case receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund (including any gains resulting from the repositioning, if any, of the Target Fund’s investment portfolio) or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Target Fund remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Acquiring Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses will be available to reduce gains realized by the Acquiring Fund following the Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

As of September 30, 2022, Wanger Select had [no net realized or unrealized losses, year-to-date net realized gains equal to about [    ]% of net assets and net unrealized gains equal to about [    ]% of net assets.] Wanger Acorn had no net realized or unrealized losses, year-to-date net realized gains equal to about [    ]% of net assets, and net unrealized gains equal to about [    ]% of net assets.

[If the Reorganization had occurred on September 30, 2022, it would have enabled the Acquiring Fund to spread its proportionately larger net unrealized gains, if and when realized after the Reorganization, across the larger combined Fund, resulting in a potential tax cost to Target Fund shareholders and a potential tax benefit to Acquiring Fund shareholders.]

[Neither the Target Fund nor the Acquiring Fund had any capital loss carryforwards as of September 30, 2022.]

Capitalization of the Target Fund and the Acquiring Fund

The following table shows, on an unaudited basis, the capitalization as of each Fund as of June 30, 2022 (current) and on a pro forma basis, assuming the Reorganization had taken place as of that date.

	Net assets	Net asset value per share	Shares Outstanding
Wanger Select (Current)
Shares	$66,667,945	$5.93	11,246,606

Total	$66,667,945		11,246,606

Wanger Acorn (Current)
Shares	$420,476,033	$10.48	40,134,603

Total	$420,476,033		40,134,603

Wanger Acorn (Pro Forma)(1)
Shares	$487,143,978	$10.48	46,496,048

Total	$487,143,978		46,496,048

(1)

For informational purposes only. Assumes the Reorganization occured on June 30, 2022. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that Target Fund shareholders will actually receive on such date.

Board Considerations

The Reorganization was reviewed by the members of the Board, with the advice and assistance of counsel to Wanger Advisors Trust (“Wanger”) and independent legal counsel to the independent trustees thereof, each of whom was not an interested person as defined in the 1940 Act (collectively, the “Independent Trustees”). Information on the Independent Trustees, the Board and its governance structure can be found in the Wanger Statement of Additional Information dated May 1, 2022, as supplemented to date, for the Target Fund and the Acquiring Fund. In advance of and at a meeting in December 2022, the Board considered the Reorganization of the Target Fund as proposed by the Investment Managers. In connection with the Board meeting, the Investment Managers provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and responded to questions raised by the Board at the meeting.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the Independent Trustees thereof by separate vote, unanimously approved the Reorganization of the Target Fund. The Board, including the Independent Trustees thereof by separate vote, also unanimously determined that participation by the Target Fund in the Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving the Reorganization included, among others, in no order of priority:

1.	the identical investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund;

2.

the current [98]% portfolio overlap between the Target Fund and the Acquiring Fund and the expectation of little variation in the future performance of the Target Fund and the Acquiring Fund, recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

3.

that the operating expenses borne by shareholders of the Target Fund and Acquiring Fund are expected to stay the same or decrease as a result of the Reorganization (see “Section A – Information on the Reorganization – Comparison of Wanger Select and Wanger Acorn – Comparison of Fees and Expenses”);

4.	the anticipated combined pro forma assets of the Acquiring Fund after the Reorganization and the potential for economies of scale;

5.

alternatives to the Reorganization of the Target Fund, including liquidation, and the likelihood that the Target Fund would maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Acquiring Fund’s relative prospects for attracting additional assets after the Reorganization;

6.

the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including considerations concerning the effect of loss and loss carryforward positions of the Target Fund and that both the Target Fund and the Acquiring Fund are held only through tax-deferred Contracts and collectively, Qualified Plans (see “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization”);

7.	the potential benefits of the Reorganization to the Investment Managers and their affiliates;

8.	that shareholders of the Target Fund are expected to experience no material change in shareholder services as a result of the Reorganization;

9.

that, whether or not the Reorganization is consummated, all costs associated with the Reorganization will be borne by the Investment Managers, other than brokerage and other portfolio transaction costs, which are expected to be minimal, if any;

10.	that the fundamental investment policies of the Target Fund and Acquiring Fund do not differ materially;

11.

that the Target Fund and Acquiring Fund have the same investment advisory agreement with Columbia Wanger, the Board overseeing the Target Fund and the combined Acquiring Fund is the same, and the advisory fees payable by the Target Fund and Acquiring Fund are identical;

12.

that the portfolio securities of the Target Fund will be exchanged into the Acquiring Fund’s portfolio at values determined according to the Trust’s Fair Valuation Policy and Procedures, as approved by the Board;

13.	that the portfolio managers of the Target Fund and the Acquiring Fund at Columbia Wanger are identical and have confirmed their desire and capacity to absorb the assets of the Target Fund; and

14.

that Target Fund shareholders not wishing to hold shares of the Acquiring Fund could redeem their shares of the Target Fund at any time prior to closing of the Reorganization without penalty, while Target Fund shareholders wishing to retain their investment in a mutual fund with a similar investment strategy managed similarly by Columbia Wanger and overseen by the Board could do so.

In their deliberations, the Board did not identify any single factor that was paramount or controlling, and individual Board members may have attributed different weights to various factors. The Board determined, within the context of its overall conclusions, that each factor supported approval of the Reorganization. Certain of the factors considered by the Board are discussed in more detail below.

DOMESTIC REPOSITIONING. The Board considered that the Reorganization was proposed by the Investment Managers as anticipated in connection with the changes made effective May 1, 2022, to align the principal investment strategies, primary performance benchmarks, portfolio management and advisory fees of Columbia Wanger’s domestic mutual fund strategies, as approved by the Board.

ECONOMIES OF SCALE. The Board observed that, in addition to the potential to realize immediate economies associated with consolidating the Target Fund into a larger combined Acquiring Fund, such as the elimination of duplicative costs, the combined Acquiring Fund could be able to take advantage of other economies of scale associated with larger funds. The Board considered the potential benefits to the Investment Managers, including Columbia Wanger, resulting from the Reorganization, in the long-term, and whether those benefits were likely to be shared with Fund shareholders. The Board also considered the Investment Managers’ reported belief that the Acquiring Fund would be better positioned to experience growth in assets from investor inflows than the Target Fund.

TAX CONSEQUENCES. The Board examined the relative tax situations of the Target Fund and the Acquiring Fund. The Board considered the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization (such as the resulting tax impact of each Reorganization to the Target Fund’s shareholders, including considerations concerning the effect of loss and loss carryforward positions of the Funds). The Board also considered the expected impact of capital gains on the Target Fund and the Acquiring Fund as a result of the Reorganization.

THE BOARD VOTED UNANIMOUSLY TO APPROVE THE REORGANIZATION AND THE REORGANIZATION AGREEMENT.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund and their respective shareholders and that the interests of the Target Fund’s and the Acquiring Fund’s respective shareholders would not be diluted as a result of the Reorganization, and accordingly, unanimously approved by the Reorganization of the Target Fund into the Acquiring Fund, and the Reorganization Agreement.

SECTION C — ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUND

Below is information regarding the Acquiring Fund. All references to the “Fund” or the “Board” in this Section C refer to the Acquiring Fund and to the Board of Trustees of Wanger Advisors Trust, respectively, unless otherwise noted. All references to the “Investment Manager” refer to Columbia Wanger.

Principal Risks

An investment in the Fund involves risks, including those described below, among others. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Risks Applicable to The Acquiring Fund

Active Management Risk. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-cap companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.

The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in less developed countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.

Issuer risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Liquidity and Trading Volume Risk. Because the Fund may invest a percentage of its assets in foreign securities, it may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses and may affect the value of your investment in the Fund. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in share prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.

Sector risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors, including the consumer discretionary, health care, and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

•

Consumer Discretionary Sector. The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.

•

Health Care Sector. The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

•

Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.

Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war and terrorism), occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.

Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of foreign sub-custodians. Some countries have limited governmental oversight and regulation, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.

Share Blocking. In certain non-U.S. markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period. As a consequence of these restrictions, Columbia Wanger, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.

Frequent Trading Risk. In connection with the repositioning of the Fund’s portfolio to align with the May 1, 2022 increase in the market capitalization of the companies in which the Fund may invest and to the limit on the Fund’s foreign investments, the portfolio managers may more actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies than they would absent the repositioning. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.

Portfolio Managers

Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Wanger Acorn

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Daniel Cole, CFA	Senior Portfolio Manager of Columbia Management Investment Advisers, LLC and Vice President of Columbia Wanger	Co-Portfolio Manager since 2021	2021
Erika K. Maschmeyer, CFA	Director of Research (U.S.), Portfolio Manager and Analyst at Columbia Wanger	Co-Portfolio Manager since 2019	2016
John L. Emerson, CFA	Portfolio Manager and Analyst at Columbia Wanger	Co-Portfolio Manager since 2021	2003

Mr. Cole has been associated with Columbia Threadneedle as an investment professional since 2014 and has served as an investment professional and as Domestic Team Head and Vice President at Columbia Wanger since 2021. He has been a Vice President of Wanger Advisors Trust (the “Trust”) since March 2022. Mr. Cole began his investment career in 1993 and earned a B.S. from Guilford College and an M.B.A. in finance from Virginia Polytechnic Institute and State University.

Ms. Maschmeyer has been associated with Columbia Wanger as an investment professional since 2016. Ms. Maschmeyer heads Columbia Wanger’s U.S. equity research efforts and has served as a Vice President of the Trust since March 2020. Prior to joining Columbia Wanger, Ms. Maschmeyer was a research analyst at an investment advisory firm where she was responsible for U.S. consumer discretionary/staples investments. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.

Mr. Emerson has been associated with Columbia Wanger or its predecessors as an investment professional since 2003. He has served as a Vice President of the Trust since March 2020. Prior to joining Columbia Wanger, Mr. Emerson was an analyst at an equity research firm. Mr. Emerson began his investment career in 2002 and earned a B.S. from the University of Missouri and an M.B.A from the University of Chicago.

Additional Investment Strategies and Policies

The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the Fund’s SAI, may be changed only with Board and shareholder approval in accordance with the voting requirements of the 1940 Act. For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the Fund’s SAI.

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described in the Fund’s SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the Fund’s SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.

Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance

With respect to the Fund, Columbia Wanger has contractually agreed to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2023, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rate of 1.09%. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger.

Columbia Wanger has further contractually agreed, effective upon closing of the Reorganization, to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rate of 0.95%. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger.

The Acquiring Fund’s returns shown in the Performance Information section of this Information Statement/Prospectus reflect the effect of any fee waivers and/or reimbursements of Acquiring Fund expenses by Columbia Wanger and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Acquiring Fund’s returns might have been lower.

Primary Service Provider Contracts

Columbia Wanger, which also serves as the Fund’s administrator (the “Administrator”), Columbia Management, which serves as the Fund’s sub-administrator pursuant to an agreement with Columbia Wanger (the “Sub-Administrator”), Columbia Management Investment Distributors, Inc. (the “Distributor”), Columbia Management Investment Services Corp. (the “Transfer Agent”) and the Fund’s custodian are the Fund’s primary service providers. The Fund’s contracts with its primary service providers (“Service Provider Contracts”) are solely among the parties thereto.

Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts.

Further, the Fund’s prospectus and SAI, this Information Statement/Prospectus and the Fund’s Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.

Columbia Wanger, the Sub-Administrator, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds outside the Columbia Acorn family of funds (“Columbia Acorn Funds”), including the other Columbia Funds, and are paid for providing these services. These service relationships are described below.

Board of Trustees

The Fund is governed by the Board. More than 75% of the Fund’s Trustees are independent (“Independent Trustees”), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund’s officers to establish the Fund’s policies and oversee its activities. Among the Trustees’ responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees. Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Wanger Advisors Trust (the “Trust”). The Trust’s By-Laws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last shareholder meeting to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn Funds. The mailing address for the Trustees and officers is 71 S. Wacker, Suite 2500, Chicago, Illinois 60606. For more detailed information about the Board, please refer to the Fund’s SAI.

The Investment Manager

Columbia Wanger Asset Management, LLC is located at 71 S. Wacker, Suite 2500, Chicago, Illinois 60606. As of [                    ], Columbia Wanger had assets under management of approximately $[    ] billion. Columbia Wanger is a registered investment adviser and wholly owned subsidiary of Columbia Management, which is a wholly owned subsidiary of Ameriprise Financial. In addition to serving as an investment adviser to mutual funds, Columbia Wanger acts as an investment manager for other private funds and institutional accounts.

Subject to oversight by the Board, Columbia Wanger manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. Columbia Wanger may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Wanger a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. In February 2022, the Board approved a reduction in the advisory fee rates payable to Columbia Wanger by the Fund. The new advisory fee, which was effective May 1, 2022, is equal to 0.740% on the first $700 million of the Fund’s average daily net assets, gradually declining to 0.630% as assets increase. For the Fund’s most recent fiscal year, aggregate fees paid to Columbia Wanger by the Fund amounted to 0.86% of average daily net assets of the Fund, before any applicable reimbursements.

A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with Columbia Wanger is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.

Columbia Wanger and its investment advisory affiliates, including Columbia Management (Affiliates), around the world may coordinate in providing services to their clients. From time to time, Columbia Wanger may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management and proxy voting) to certain accounts managed by Columbia Wanger, including the Fund. These Affiliates will provide services to the Fund and other accounts of Columbia Wanger either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Affiliates, like Columbia Wanger, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the SEC and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Affiliates may serve as “associated persons” or officers of Columbia Wanger and, in this capacity, subject to the oversight and supervision of Columbia Wanger and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund’s SAI, and with Columbia Wanger’s and the Funds’ compliance policies and procedures, may provide such services to the Fund.

The Administrator

Columbia Wanger is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform many of these services (including fund accounting), and pays a fee for the services of the Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:
Up to $4 billion	0.050%
$4 billion to $6 billion	0.040%
$6 billion to $8 billion	0.030%
$8 billion and over	0.020%

The Distributor

Shares of each Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

Certain Conflicts of Interest

There are certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates, including Columbia Wanger and the Funds’ other primary service providers. Please see each Fund’s prospectus and SAI for further discussion of these conflicts of interest.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and wholly owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged DST Asset Manager Solutions, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee or a fee based on the assets invested through omnibus accounts, and reimburses the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held.

Funds Contact Information

Additional information about the Funds can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.

*	The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Share Class Features

The following summarizes the primary features of the Funds’ shares. The Target Fund and the Acquiring share the same policies and procedures for investor services, as described below.

No sales charges apply to shares issued in the Reorganization. The Funds are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts), as well as to qualified retirement or other plans (collectively, Qualified Plans) and other qualified institutional investors authorized by the Distributor.

Financial Intermediary Compensation

No investment limits, conversion features, sales charges, or Rule 12b-1 distribution and/or service fees apply to the Funds’ shares.

The term “financial intermediary” refers to the insurance company that issued your Contract or your Qualified Plan sponsor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.

As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker/dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund. This may create a conflict of interest and may incent employees to recommend the Fund over another investment or to include shares of the Columbia Funds in Contracts.

In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a Service Fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates. For additional details about the compensation paid to the Transfer Agent, please refer to the Fund’s SAI.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund’s shares based on the total value of all of the securities and other assets that it holds as of a specified time.

FUNDamentals
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at (i) the scheduled close of the NYSE for such day (usually 4:00 p.m. Eastern Time or such other time as the NYSE may schedule), (ii) the scheduled close of the NYSE (usually 4:00 p.m. Eastern Time) on any business day on which the NYSE has an unscheduled close or intraday trading halt or other disruption, regardless of the time of such unscheduled close, halt or disruption or whether trading resumes, or (iii) such other time as the Board may from time to time determine. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. Certain equity securities, debt securities and other assets are valued differently. For instance, short-term investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price. For a Fund organized as a fund-of-funds, its investments in other funds are valued at their NAVs. Market quotations are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board.

If a market price is not readily available or is deemed not to reflect market value, the security will be valued in good faith based on a determination of the security’s fair value pursuant to the Portfolio Pricing Policy approved by the Board. The Portfolio Pricing Policy provides that fair value determinations will be made using the methodology set forth in the Policy and deemed most appropriate under the circumstances and considering all available, relevant factors and indications of value. The Portfolio Pricing Policy provides that fair valuation may be used to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. In addition, statistical fair valuation process is applied daily to adjust prices of foreign securities traded on foreign exchanges in time zones different from the United States utilizing the services of a designated pricing vendor. Although the use of statistical fair valuation is intended to and may decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities. Please consult the Fund’s SAI for more information on the factors to be considered in making fair value determinations; the significant events that may necessitate fair valuation of foreign securities; and the Fund’s statistical fair valuation methodology.

When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Shareholder Information

The Funds and the other Columbia Wanger Funds are available to owners of Contracts issued by participating insurance companies and participants in Qualified Plans, as described below. Please refer to the Contract prospectus that describes your Contract or the documents that describe your Qualified Plan for information about how to buy, sell and transfer your investment among shares of the Columbia Wanger Funds. The Fund and the other Columbia Wanger Funds may also be available to other eligible investors authorized by the Distributor. References below to a Fund “shareholder” or to “buying,” “selling,” “holding,” “owning,” or “transferring” Fund shares refer only to the participating insurance company investing in the Fund through a separate account on behalf of Contracts or to the Qualified Plan itself, and not to an owner of a Contract or participant in a Qualified Plan.

The Fund is available to the following types of Qualified Plans:

•	a plan described in section 401(a) of the Internal Revenue Code (the Code) that includes a trust exempt from tax under section 501(a) of the Code;

•	an annuity plan described in section 403(a) of the Code;

•	an annuity contract described in section 403(b) of the Code, including a 403(b)(7) custodial account;

•	a governmental plan under section 414(d) of the Code or an eligible deferred compensation plan under section 457(b) of the Code; and

•	a plan described in section 501(c)(18) of the Code.

A Qualified Plan must be established before shares of the Fund can be purchased by the Qualified Plan. Neither the Fund nor the Investment Manager offers prototypes of such Qualified Plans. The Fund has imposed certain additional restrictions on sales to Qualified Plans to reduce Fund expenses. To be eligible to invest in the Fund, a Qualified Plan must be domiciled in a state in which Fund shares may be sold without payment of a fee to the state. In most states, this policy will require that a Qualified Plan investing in the Fund have at least $5 million in assets and that its investment decisions be made by the Qualified Plan fiduciary rather than Qualified Plan participants. A Qualified Plan may call the Investment Manager at 800.345.6611 to determine if it is eligible to invest in the Fund.

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Shares of the Fund may not be purchased or sold directly by individual Contract owners or Qualified Plan participants.

When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.

During any 90-day period, for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits will normally be paid in cash, but may be paid wholly or partly by an in-kind distribution of securities.

Satisfying Fund Redemption Requests

The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC. The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties. The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility. As a result, borrowings available to the Fund under the credit facility might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings in the SAI for more information about the credit facility. The Fund is also limited in the total amount it may borrow. Please see About Fund Investments – Fundamental and Non-Fundamental Investment Policies in the SAI for more information about borrowing.

In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives, if any). In the event the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which means that for each redeeming shareholder, the first $250,000, or 1% of the Fund’s net asset value, whichever is less, will be paid in cash or cash equivalents and the remainder may be paid in kind. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.

Potential Conflicts of Interest – Mixed and Shared Funding

Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

Order Processing

Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date. There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents. You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.

Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Fund or certain of its service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer Qualified Plans through which shares of the Fund are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.

Specific Buying and Exchanging Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future purchase orders, including exchange purchase orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s Excessive Trading Policies and Procedures.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.

Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.

Distributions to Shareholders

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income semi-annually. The Fund may declare or pay distributions of net investment income more frequently. Each time a distribution is made, the NAV per share of the Fund is reduced by the amount of the distribution. The Fund will automatically reinvest distributions in additional shares of the Fund unless you inform us you want to receive your distributions to be paid in cash.

EXHIBIT A — OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Acquiring Fund and the Target Fund (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
A-1	Current and pro forma ownership of shares of the Target Fund and Acquiring Fund
A-2	Financial highlights of the Acquiring Fund

Table A-1. Ownership of Target Fund and Acquiring Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of June 30, 2022 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percent of shares held	Percent of shares held following the Reorganization
[ ]	[ ]	[ ]	[ ]

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of June 30, 2022. As of June 30, 2022, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Current Ownership of Fund Shares

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization

A-1

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization

Table A-2. Financial Highlights

The financial highlights tables below are designed to help you understand the Acquiring Fund’s financial performance. Certain information reflects financial results for a single Acquiring Fund share.

The information shown below for each of the Acquiring Fund’s five most recently completed fiscal years has been audited by PricewaterhouseCoopers LLP. The auditor is an independent registered public accounting firm, whose reports, along with the Acquiring Fund’s financial statements, are included in the Acquiring Fund’s annual report to shareholders. Amounts shown for the semiannual period ended June 30, 2022 are unaudited and are included in the Acquiring Fund’s semiannual report to shareholders. The independent registered public accounting firms’ reports and the Acquiring Fund’s financial statements are also incorporated by reference into the Reorganization SAI. Per-share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return line indicates how much an investment in the Acquiring Fund would have earned or lost each period assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods less than one year.

A-2

Wanger Acorn

FINANCIAL HIGHLIGHTS

Audited Annual Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan; if reflected, such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate might be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per share data
Net asset value, beginning of period	$24.63	$22.26	$20.70		$26.74		$26.53

Income from investment operations:
Net investment income (loss)	(0.19)	(0.12)	(0.02)		(0.02)		(0.02)
Net realized and unrealized gain	2.36	4.78	5.93		0.75		4.81
Total from investment operations	2.17	4.66	5.91		0.73		4.79

Less distributions to shareholders from:
Net investment income	(0.20)	—	(0.07)		(0.03)		—
Net realized gains	(0.86)	(2.29)	(4.28)		(6.74)		(4.58)
Total distributions to shareholders	(1.06)	(2.29)	(4.35)		(6.77)		(4.58)
Net asset value, end of period	$25.74	$24.63	$22.26		$20.70		$26.74
Total return	8.90%	24.23%	31.10	%(a)	(1.46	)%(a)	19.58	%(a)

Ratios to average net assets
Total gross expenses(b)	1.08%	1.10%	1.09%		1.05%		1.03%
Total net expenses(b)	1.08%	1.10%	1.06%		1.00%		0.99%
Net investment loss	(0.71)%	(0.61)%	(0.08)%		(0.09)%		(0.08)%

Supplemental data
Portfolio turnover	70%	92%	90%		81%		96%
Net assets, end of period (in thousands)	$685,554	$708,343	$666,953		$581,991		$684,712

Notes to Financial Highlights

(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

A-3

Unaudited Semiannual Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the period shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019		2018		2017
Per share data
Net asset value, beginning of period	$25.74		$24.63	$22.26	$20.70		$26.74		$26.53

Income from investment operations:
Net investment income (loss)	(0.04)		(0.19)	(0.12)	(0.02)		(0.02)		(0.02)
Net realized and unrealized gain (loss)	(8.63)		2.36	4.78	5.93		0.75		4.81
Total from investment operations	(8.67)		2.17	4.66	5.91		0.73		4.79

Less distributions to shareholders from:
Net investment income	—		(0.20)	—	(0.07)		(0.03)		—
Net realized gains	(6.59)		(0.86)	(2.29)	(4.28)		(6.74)		(4.58)
Total distributions to shareholders	(6.59)		(1.06)	(2.29)	(4.35)		(6.77)		(4.58)
Net asset value, end of period	$10.48		$25.74	$24.63	$22.26		$20.70		$26.74
Total return	(36.32%)		8.90%	24.23%	31.10	%(a)	(1.46	%)(a)	19.58	%(a)

Ratios to average net assets
Total gross expenses(b)	1.07	%(c)	1.08%	1.10%	1.09%		1.05%		1.03%
Total net expenses(b)	1.07	%(c)	1.08%	1.10%	1.06%		1.00%		0.99%
Net investment loss	(0.48	)%(c)	(0.71)%	(0.61)%	(0.08)%		(0.09)%		(0.08)%

Supplemental data
Portfolio turnover	81%		70%	92%	90%		81%		96%
Net assets, end of period (in thousands)	$420,476		$685,554	$708,343	$666,953		$581,991		$684,712

Notes to Financial Highlights

(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

A-4

STATEMENT OF ADDITIONAL INFORMATION

[February 10, 2023]

This Statement of Additional Information (the “SAI”) relates to the following reorganization (the “Reorganization”) that has been approved by the board of trustees (the “Board”) of Wanger Advisors Trust:

Reorganization of Wanger Select, a series of Wanger Advisors Trust (the “Target Fund”) into Wanger Acorn (formerly known as Wanger USA), a series of Wanger Advisors Trust (the “Acquiring Fund”).

Each of the Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.”

This SAI contains information which may be of interest to shareholders of the Target Fund but which is not included in the Information Statement/Prospectus dated [February 10, 2023] (the “Information Statement/Prospectus”) that relates to the Reorganization. This SAI is not a prospectus and should be read in conjunction with the Information Statement/Prospectus. As described in the Information Statement/Prospectus, the Reorganization will involve the transfer of all the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Target Fund by the Acquiring Fund. The Target Fund will distribute pro rata the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund. The Information Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at (regular mail) c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, STE 219104, Kansas City, MO 64105-1407, or by calling (800) 345-6611.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

The Statement of Additional Information of Wanger Advisors Trust dated May 1, 2022, as supplemented to date, is incorporated by reference into this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of trustees of Wanger Advisors Trust of which the Acquiring Fund is a series, including all current trustees thereof who are not “interested persons” as defined in the Investment Company of Act of 1940, has selected PricewaterhouseCoopers LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, to act as the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December  31, 2021 are incorporated by reference into this SAI. The unaudited Financial Highlights and Financial Statements included in the Acquiring Fund’s Semiannual Report to Shareholders for the fiscal period ended June 30, 2022 are incorporated by reference into this SAI.

The audited financial statements for the Acquiring Fund included in its Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of PwC, given on their authority as experts in auditing and accounting. The audited financial statements for the Target Fund incorporated by reference into the Information Statement/Prospectus have been so included and incorporated in reliance upon the reports of PwC, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Reorganization are attached hereto as Appendix A.

1

APPENDIX A

Pro forma financial statements of Wanger Acorn

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATION

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganization of the Target Fund into the Acquiring Fund (each a “Fund” and collectively, the “Funds”), as noted in Table 1 below (the “Reorganization”), had occurred as of the beginning of the period (unless otherwise noted).

Reorganization

Target Fund	Acquiring Fund	Period Ended
Wanger Select	Wanger Acorn	[June 30, 2022	]

Basis of Combination

In December, 2022, the Board of Trustees of the Target Fund approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund will assume all of the liabilities of the Target Fund. Target Fund shareholders will receive the class of Acquisition Shares indicated in Table 2 below. The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate assets that it receives from Target Fund, net of liabilities and any expenses of the Reorganization payable by the Target Fund. All Acquisition Shares delivered to the Target Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Acquisition Shares received by the Target Fund attributable to each class thereof will be distributed pro rata to the shareholders of such class of the Target Fund in proportion to their holdings of shares of such class of the Target Fund.

Table 2 – Acquisition Shares

Under the terms of the Plan of Reorganization, the Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving funds and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganization, current estimates of which are set forth in Table 5 below, will be borne by Columbia Wanger and Columbia Management Investment Advisers, LLC (together with Columbia Wanger, the “Investment Managers”), other than brokerage and other portfolio transaction costs, if any, whether or not the Reorganization is consummated. The Investment Managers are expected to bear approximately $168,000 in Reorganization-related costs for the Target Fund. The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 3 below.

Table 3 – Shareholder Report Dates

Fund	Annual Report	Subsequent Semi-Annual Report
Wanger Select (Target Fund)	12/31/2021	6/30/2022
Wanger Acorn (Acquiring Fund)	12/31/2021	6/30/2022

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4 – Target Fund and Acquiring Fund Net Assets

Fund	Net Assets	As-Of Date
Wanger Select (Target Fund)	$66,667,945	6/30/2022
Wanger Acorn (Acquiring Fund)	$420,476,033	6/30/2022

Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio repositioning); the net assets as of the date indicated in Table 4 with respect to the Acquiring Fund assuming the indicated Reorganization occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Acquiring Fund and the Target Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Acquiring Fund and the Target Fund, based on the combined assets of the Funds, if the Reorganization and any contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganization had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 5 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Wanger Select into Wanger Acorn
Estimated Reorganization Costs	$0
Combined Fund Net Assets as of the Date Indicated in Table 4	$487,143,978

Increase (Decrease)
Management fees	$(12,470)
Custodian fees (2)	$(3,387)
Professional fees (2)	$(38,779)
Registration fees	$0
Reports to shareholders (2)	$(36,467)
Other (2)	$(20,691)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (3)	$5,549

(1)	See “Fees and Expenses” in the Information Statement/Prospectus for more information.
(2)	Adjustment reflects the elimination of duplicate services.
(3)

Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by Columbia Wanger and its affiliates, taking under consideration any expense reimbursement arrangements effective upon the closing of the Reorganization.

Table 6 – Management Fees (Combined Investment Management and Administration Fees)

Pursuant to a Management Agreement with Columbia Wanger, each Fund pays a monthly management fee to Columbia Wanger for investment management services based on the average daily net assets of the Fund. The annual rates paid by each Fund are shown in the table below.

Fund	Assets	Fee		Annual Rate at Each Asset Level (Acquiring Fund – Proposed)
Wanger Select	Up to $700 million $700 million to $2 billion $2 billion to $6 billion $6 billion and over	0.740 0.690 0.640 0.630	% % % %	N/A
Wanger Acorn	Up to $700 million $700 million to $2 billion $2 billion to $6 billion $6 billion and over	0.740 0.690 0.640 0.630	% % % %	Same as Current

Columbia Wanger is responsible for overseeing the administrative operations of each Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Columbia Wanger retains a sub-administrator (Columbia Management Investment Advisers, LLC) to perform certain of these services (including fund accounting), and pays a fee for the services of the sub-administrator. The Fund pays Columbia Wanger a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Wanger Advisors Trust’s aggregate average daily net assets and is paid monthly, as follows:

Up to $4 billion	0.050%
$4 billion to $6 billion	0.040%
$6 billion to $8 billion	0.030%
$8 billion and over	0.020%

Columbia Management Investment Services Corp, an affiliate of the Investment Manager, is the transfer agent for each Fund. Columbia Management Investment Distributors, Inc., an affiliate of the Investment Manager, is the distributor for each Fund.

No significant accounting policies will change as the result of the Reorganization.

The estimated costs of the Reorganization shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio repositioning. These are expected to be minimal, if any, because there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund.

These transaction costs represent expenses of the Acquiring Fund that will not be subject to the Acquiring Fund’s expense cap, if any, and will be borne by the Acquiring Fund and indirectly borne by the Acquiring Fund’s shareholders, including the Target Fund’s shareholders following the Reorganization. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income.

A portion of the Target Fund’s portfolio assets may be sold by the Acquiring Fund after the Reorganization. If the Reorganization had occurred as of [    ], it is estimated that approximately [    ]% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of $[    ] ([    ]% of combined assets). If such sales occurred as of [June 30, 2022], the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $[    ] per share.

The repositioning may result in the Acquiring Fund selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary from the information shown.

Federal Income Taxes

Please see “U.S. Federal Income Tax Status of the Reorganization” in the Information Statement/Prospectus for a discussion of the tax effects of the Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to eliminate a fund-level tax, and therefore to distribute at least annually all of its investment company taxable income, its net-tax exempt interest income, if any, and its net realized capital gains, if any, to shareholders. After the Reorganization, the Acquiring Fund intends to continue to comply with these requirements to qualify as regulated investment companies that pay no fund-level tax.

[Wanger Acorn and Wanger Select had [    ] capital loss carryforwards as of [    ].

APPENDIX B

ORGANIZATIONAL DOCUMENTS

This chart highlights certain of terms of the Declarations of Trust and By-Laws of the Acquiring Fund and Target Fund.

Policy	Summary
Shareholder Liability	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Agreement and Declaration of Trust (“Declaration of Trust”) contains express disclaimers of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

Shareholder Voting Rights

Shareholders have power to vote (i) for the election of Trustees, (ii) with respect to any investment advisory contract (iii) with respect to termination of the Trust, (iv) with respect to an amendment of the Declaration of Trust, and (v) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or class except: (1) when required by the 1940 Act or when the Trustees have determined that the matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon.

There is no cumulative voting in the election of Trustees.

Shareholder Meetings

Meetings of Shareholders of the Trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the Bylaws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the Shareholders of the Trust or any series or class as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of Shareholders of the Trust or of any series or class shall be called by the Trustees or such other person or persons as may be specified in the Bylaws upon written application. The Shareholders shall be entitled to at least fifteen days’ written notice of any meeting of the Shareholders.

The Trust will not hold annual meetings of shareholders. A special meeting of the shareholders of the Trust or of any one or more series or classes of shares may be called at any time by the Trustees, by the chairman, or the president.

If the Trustees, the chairman and the president fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all outstanding shares of the Trust, if shareholders of all series are required under the Declaration of Trust to vote in the aggregate and not by individual series at such meeting, or 10% of the outstanding shares of any series or class, if shareholders of such series or class are entitled under the Declaration of Trust to vote by individual series or class at such meeting, then such shareholders may call such meeting.

If the meeting is a meeting of the shareholders of one or more series or classes of shares, but not a meeting of all shareholders of the Trust, then only the shareholders of such one or more series or classes shall be entitled to notice of and to vote at the meeting.

Shareholder Quorum

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Shareholder Consent	Any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof as is required by any express provision of the Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.

Policy	Summary
Notice to Shareholders of Record Date

Written notice of any meeting of shareholders, stating the place, date and hour and the purposes of the meeting must be given by the Trustees at least fifteen days before the meeting.

The Trustees may set a record date for the purpose of determining the shareholders entitled to notice of and the right to vote at a shareholder meeting or to receive the payment of any dividend or making of any other distribution to shareholders. The record date cannot be more than 90 days before the date of the meeting or the date for the payment of such dividend or distribution. Instead of fixing a record date, the board of trustees may for any of such purposes close the transfer books for any or all of, but not for more than such 90 day period.

Shareholder Proxies

Shareholders my vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust received a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder is deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

At all meetings of shareholders, unless inspectors of election are appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes is decided by the chairman of the meeting.

Shareholders entitled to vote may vote either in person or by proxy in writing dated not more than six months before the meeting named therein, which proxies shall be filed with the secretary or other person responsible to record the proceedings of the meeting before being voted. Unless otherwise specifically limited by their terms, such proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Trustee Power to Amend Organizational Document

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by a vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which affects the holders of one or more series or classes of shares but not the holders of all outstanding series and classes will be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected will be required.

The Trustees may amend the Declaration of Trust without shareholder approval only for the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein.

The Trustees may amend or repeal the By-Laws without shareholder approval.

Termination of Trust

The Trust will continue without limitation of time, unless the Trust is terminated by the Trustees with written notice to shareholders, or by the affirmative vote of a majority of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of a majority of the shares of that series or class, or by the Trustees by written notice to the shareholders of that series or class.

Merger or Consolidation	The Trustees have the power to sell, exchange or hypothecate any or all of the assets of the Trust.

Removal of Trustees	A Trustee may be removed by vote of a majority of the Trustees then in office, with or without cause. At any meeting called for the purpose, a Trustee may be removed, with or without cause, by vote of the holders of two-thirds of the outstanding shares.

Trustee Committees	The Trustees may appoint from their number an executive committee and other committees. Except as the Trustees may otherwise determine, any such committee may make rules for the conduct of its business and may exercise some or all of the power and authority of the Trustees.

Trustee Liability

Trustees are liable for their own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and are not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust, and are under no liability for any act or omission in accordance with such advice or for failing to follow such advice.

In addition, Trustees are not liable for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor for the act or omission of any other Trustee.

Policy	Summary
Trustee Indemnification

The Trust indemnifies each of its Trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter [(i) as to which a Trustee is finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such Trustee’s action was in the best interests of the Trust; or (ii)] where the Trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office.

Expenses, including counsel fees, so incurred by any such Trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Trustee to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided, however, that either (a) such Trustee shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such Trustee will be found entitled to indemnification under the Declaration of Trust.

Dividends	Dividends and distributions may be paid to shareholders from the Trust’s net income with the frequency as the Trustees may determine.

Capitalization

The Shares of the Trust shall be issued in one or more series as the Trustees may authorize. The Trustees may divide the shares of any series into two or more classes, shares of each such class having such preferences or special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as are not inconsistent with any provision of the Declaration of Trust. Each series shall be preferred over all other series in respect of the assets allocated to that series.

The beneficial interest in each series shall at all times be divided into shares, without par value, each of which shall, except as the Trustees may otherwise authorize in the case of any series that is divided into two or more classes, represent an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another.

The number of shares authorized shall be unlimited, and the shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

Number of Trustees and Vacancies

The number of Trustees is fixed by the Trustees, except that, subsequent to any sale of shares pursuant to a public offering, there shall be not fewer than three Trustees.

Any vacancies occurring in the Board of Trustees may be filled by the Trustees if, immediately after filling any such vacancy, at least two-thirds of the Trustees then holding office have been elected to such office by shareholders. In the event that at any time less than a majority of the Trustees then holding office were elected to such office by shareholders, the Trustees will call a meeting of shareholders for the purpose of electing Trustees.

Each Trustee elected by the Shareholders or by the Trustees shall serve during the lifetime of the Trust and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

Independent Chair of the Board	Neither the Declaration of Trust nor the By-Laws requires an independent chair of the Board of Trustees.

Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the Trust where it may be inspected by any shareholder.

Involuntary Redemption of Accounts	The Trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof as determined in accordance with its Declaration of Trust: (i) if at such time such shareholder owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series (determined without regard to class) determined from time to time by the Trustees; or (iii) to the extent that such shareholder owns shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees. In the event that the Trust determines to redeem Shares of a Shareholder, such Shareholder shall be noted prior to any such redemption and shall be allowed 60 days to make additional investments in Shares before such redemption is effected.

WANGER ADVISORS TRUST

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15. Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant (listed as Exhibit 1(a) and incorporated in this filing by reference) provides in effect that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act of 1940, as amended, that provision shall not protect any trustee or officer against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into Indemnification Agreements with each of the independent trustees which provide that the Registrant shall indemnify and advance expenses to the independent trustees as provided in the Indemnification Agreements and otherwise to the fullest extent permitted by applicable law. The Registrant will indemnify the independent trustees from and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the independent trustees in connection with a proceeding to which he or she is a party to by reason of his or her position as an independent trustee. The Registrant will not indemnify the independent trustees for monetary settlements or judgments relating to insider trading, disgorgements of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any liability to the Registrant or its shareholders with respect to (i) a final adjudication that an action or omission by an independent trustee was committed in bad faith, involved active or deliberate dishonesty, resulted in the independent trustee actually receiving an improper benefit, or with reasonable cause to believe that the behavior was unlawful or (ii) instances of independent trustee willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under policies of insurance maintained by Registrant and its investment adviser, respectively, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policies expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 16. Exhibits

Note:

As used herein, the term “Post-effective Amendment” refers to a post-effective amendment to the registration statement of Registrant or its predecessor, The Acorn Fund, Inc., under the Securities Act of 1933 on form S-5, N-1 or N-1A, no. 2-34223.

(1)	(a) Agreement and Declaration of Trust. (2)

(2)	Bylaws dated December 20, 2004, as amended through June 10, 2020, filed electronically herewith.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization, filed electronically herewith.

(5)	Not applicable.

(6)	(a) Investment Advisory Agreement between Wanger Advisors Trust and Columbia Wanger Asset Management, LLC dated May 27, 2010. (12)

(6)	(b) Investment Advisory Fee Reduction Agreement between Wanger Advisors Trust, on behalf of Wanger Acorn and Wanger Select, and Columbia Wanger Asset Management, LLC dated May 1, 2022. (17)

(6)	(c) Administrative Services Agreement between Wanger Trust and Columbia Wanger Asset Management, LLC dated May 1, 2010, (the “Administrative Services Agreement”). (12)

(6)	(d) Amendment No. 1 dated September 21, 2016 to the Administrative Services Agreement. (16)

(7)	(a) Underwriting Agreement between Wanger Advisors Trust and Columbia Management Investment Distributors, Inc. dated May 1, 2010, (the “Distribution Agreement”). (12)

(7)	(b) Amendment dated April 12, 2011 to the Underwriting Agreement. (13)

(7)	(c) Amendment No. 2 dated September 21, 2016 to the Underwriting Agreement. (16)

(8)	Not applicable.

(9)	Custody Agreement among JPMorgan Chase Bank, N.A., Columbia Acorn Trust and Wanger Advisors Trust dated December 15, 2010, effective July 22, 2011, with Addendums dated July 14, 2011. (13)

(10)	Not applicable.

(11)	Opinion and consent of Perkins Coie LLP as to the legality of the securities being registered, filed electronically herewith.

(12)	Opinion and consent of Perkins Coie LLP supporting the tax matters discussed in the Information Statement/Prospectus, to be filed electronically by amendment.

(13)	(a) Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement between Wanger Advisors Trust and Columbia Management Investment Services Corp. dated May 1, 2010 (the “Transfer Agent Agreement”). (12)

(13)	(b) Amendment No. 1 dated September 21, 2016 to the Transfer Agent Agreement. (16)

(13)	(c) Fee Waiver/Expense Reimbursement Agreement between Wanger Advisors Trust and Columbia Wanger Asset Management, LLC, relating to Wanger Select, dated May 1, 2022. (18)

(13)	(d) Fee Waiver/Expense Reimbursement Agreement between Wanger Advisors Trust and Columbia Wanger Asset Management, LLC, relating to Wanger Acorn, dated May 1, 2022. (18)

(13)	(e) Fee Waiver/Expense Reimbursement Agreement between Wanger Advisors Trust and Columbia Wanger Asset Management, LLC, relating to Wanger Acorn, effective upon the closing of the merger of Wanger Select into Wanger Acorn, to be filed electronically by amendment.

(13)	(f) Fee Waiver/Expense Reimbursement Agreement between Wanger Advisors Trust and Columbia Wanger Asset Management, LLC, relating to Wanger International, dated May 1, 2022. (18)

(13)	(g) Participation Agreement among Wanger Advisors Trust, Phoenix Home Life Mutual Insurance Company, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. dated May 6, 2008. (11)

(13)	(h) Participation Agreement among Wanger Advisors Trust, PHL Variable Insurance Company, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. dated April 4, 2008. (11)

(13)	(i) Participation Agreement between Wanger Advisors Trust and Aegon Financial Services Group, Inc. (formerly Providian Life and Health Insurance Company and formerly National Home Life Assurance Company) dated May 19, 1995. (2)

(13)	(j) Amendment No. 1 to the Participation Agreement between Wanger Advisors Trust and Aegon Financial Services Group, Inc. (formerly Providian Life and Health Insurance Company and formerly National Home Life Assurance Company) dated December 16, 1996. (3)

(13)	(k) Participation Agreement between Wanger Advisors Trust and Aegon Financial Services Group, Inc. (formerly First Providian Life and Health Insurance Company) dated November 15, 1996, and Amendment No. 1 dated December 16, 1996. (3)

(13)	(l) Participation Agreement between Wanger Advisors Trust and Keyport Benefit Life Insurance Company dated September 29, 2000. (4)

(13)	(m) Participation Agreement between Wanger Advisors Trust and Keyport Life Insurance Company dated September 29, 2000. (4)

(13)	(n) Participation Agreement among Wanger Advisors Trust, Liberty Funds Distributor, Inc. and Transamerica Life Insurance Company dated May 1, 2002. (5)

(13)	(o) Amendment No. 1 to the Participation Agreement among Wanger Advisors Trust, Liberty Funds Distributor, Inc. and Transamerica Life Insurance Company dated December 1, 2002. (5)

(13)	(p) Amendment No. 2 to the Participation Agreement among Wanger Advisors Trust, Liberty Funds Distributor, Inc. and Transamerica Life Insurance Company dated December 1, 2003. (6)

(13)	(q) Participation Agreement among Wanger Advisors Trust, Columbia Funds Distributor, Inc. and Transamerica Financial Life Insurance Company dated May 1, 2004. (6)

(13)	(r) Participation Agreement among Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and ING Insurance Company of America dated May 1, 2004. (7)

(13)	(s) Participation Agreement among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York restated April 1, 2007. (11)

(13)	(t) Participation Agreement among Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and ING Insurance Company of America dated May 1, 2004. (11)

(13)	(u) Participation Agreement among Wanger Advisors Trust, Columbia Wanger Asset Management, L.P., ING Life Insurance and Annuity Company and Reliastar Life Insurance Company dated May 1, 2004. (9)

(13)	(v) Amendment No. 1 to the Participation Agreement among Wanger Advisors Trust, Columbia Wanger Asset Management, L.P., ING Life Insurance and Annuity Company and Reliastar Life Insurance Company dated May 1, 2007. (11)

(13)	(w) Participation Agreement among Merrill Lynch Life Insurance Company, Wanger Advisors Trust and Columbia Funds Distributor, Inc. dated March 4, 2005. (8)

(13)	(x) Amendment No. 1 to Participation Agreement among Merrill Lynch Life Insurance Company, Wanger Advisors Trust and Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) dated April 27, 2007. (9)

(13)	(y) Participation Agreement among ML Life Insurance Company of New York, Wanger Advisors Trust and Columbia Funds Distributor, Inc. dated March 4, 2005. (8)

(13)	(z) Amendment No. 1 to Participation Agreement among ML Life Insurance Company of New York, Wanger Advisors Trust and Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) dated April 27, 2007. (9)

(13)	(aa) Participation Agreement among TIAA-CREF Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. dated March 1, 2006. (8)

(13)	(bb) Amended and Restated Participation Agreement among Wanger Advisors Trust, Columbia Wanger Asset Management, L.P., Columbia Management Distributors, Inc. and Symetra Life Insurance Company dated September 30, 2009. (11)

(13)	(cc) Participation Agreement among RiverSource Life Insurance Co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. dated April 2, 2007. (9)

(13)	(dd) Participation Agreement among RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. dated April 2, 2007. (9)

(13)	(ee) Participation Agreement among Kemper Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. dated September 18, 2008. (10)

(14)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP), filed electronically herewith.

(15)	Not applicable.

(16)	Not applicable.

(17)	(a) Columbia Threadneedle Investments Global Personal Account Dealing and Code of Ethics, effective December 2021. (17)

(17)	(b) Code of Ethics for Non-Management Trustees, as amended, effective as of September 19, 2012. (11)

1.	Previously filed. Incorporated by reference to post-effective amendment no. 1 to Registrant’s registration statement on form N-1A, Securities Act registration no. 33-83548 (the “Registration Statement”) filed on August 25, 1995.
2.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 2 to the Registration Statement filed on April 19, 1996.
3.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 3 to the Registration Statement filed on April 21, 1997.
4.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 13 to the Registration Statement filed April 25, 2001.
5.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 15 to the Registration Statement filed April 10, 2003.
6.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 16 to the Registration Statement filed April 20, 2004.
7.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 17 to the Registration Statement filed February 18, 2005.
8.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 19 to the Registration Statement filed April 20, 2006.
9.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 20 to the Registration Statement filed April 16, 2007.
10.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 24 to the Registration Statement filed April 29, 2009.
11.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 25 to the Registration Statement filed February 22, 2010.
12.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 27 to the Registration Statement filed April 25, 2011.
13.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 29 to the Registration Statement filed April 27, 2012.
14.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 31 to the Registration Statement filed April 30, 2013.
15.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment no. 37 to the Registration Statement filed April 29, 2016.
16.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment No. 39 to the Registration Statement filed on April 28, 2017.
17.	Previously filed. Incorporated by reference to Registrant’s post-effective amendment No. 49 to the Registration Statement filed on April 28, 2022.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Wanger Advisors Trust, by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 20th day of December, 2022.

WANGER ADVISORS TRUST

By:	Stephen Kusmierczak
Stephen Kusmierczak, Co-President

By:	Daniel J. Beckman
Daniel J. Beckman, Co-President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on dates indicated.

Name	Title	Date

/S/ DAVID J. RUDIS David J. Rudis	Trustee

/S/ MAUREEN M. CULHANE Maureen M. Culhane	Trustee

/S/ MARGARET M. EISEN Margaret M. Eisen	Trustee

/S/ JOHN C. HEATON John C. Heaton	Trustee

/S/ DIANNE F. LOB Dianne F. Lob	Trustee

/S/ CHARLES R. PHILLIPS Charles R. Phillips	Trustee	December 20, 2022

/S/ DANIEL J. BECKMAN Daniel J. Beckman	Co-President and Principal Executive Officer

/S/ MICHAEL G. CLARKE Michael G. Clarke	Treasurer and Principal Accounting and Financial Officer

S-1

Exhibit Index

Exhibit No.	Description

(2)	Bylaws of the Trust

(4)	Form of Agreement and Plan of Reorganization

(11)	Opinion and Consent of Counsel

(14)	Consent of Independent Registered Public Accounting Firm